September 12, 2007

                        TOUCHSTONE VARIABLE SERIES TRUST

                      TOUCHSTONE ENHANCED DIVIDEND 30 FUND

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2007

                            NOTICE OF CHANGES TO THE
                      TOUCHSTONE ENHANCED DIVIDEND 30 FUND

On October 26, 2007, the Enhanced Dividend 30 Fund will change its name and revise its investment goals and investment strategies. The Fund will be renamed the "Large Cap Core Equity Fund" and will seek long-term capital appreciation as its primary goal by investing in common stocks of large cap companies.

The description of the Fund's investment goals, principal investment strategies, key risks and performance in the section "Touchstone Enhanced Dividend 30 Fund" on pages 18-20 of the prospectus will be replaced by the following:
================================================================================
LARGE CAP CORE EQUITY FUND

THE FUND'S INVESTMENT GOALS
--------------------------------------------------------------------------------
The Large Cap Core Equity Fund (formerly the Enhanced Dividend 30 Fund) seeks long-term capital appreciation as its primary goal and income as its secondary goal.

ITS PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests primarily (at least 80% of its total assets) in common stocks of large cap companies. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. A large cap company has a market capitalization of more than $10 billion. The Fund's portfolio will at all times consist of 30 stocks. The Fund's investments may include companies in the technology sector.

The Sub-advisor selects stocks that it believes are attractively valued with active catalysts in place. The Sub-advisor uses a database of 4,000 stocks from which to choose the companies that will be selected for the Fund's portfolio. A specific process is followed to assist the Sub-advisor in its selections:

      o The 4,000 stocks are reduced to 1,000 by screening for the stocks in the Russell 1000 Index.
      o The 1,000 stocks are reduced to 200 by screening for the largest market capitalizations.
      o A model is applied to select stocks that the Sub-Advisor believes are priced at a discount to their true value.
      o The Sub-Advisor then searches for those companies that have unrecognized earnings potential versus their competitors. Restructuring announcements, changes in regulations and spot news can be indicators of improved earnings potential.

Stocks are considered for sale if the sub-advisor believes they are overpriced, or if a significant industry or company development forces a re-evaluation of expected earnings. Stocks will be sold if the relative price to intrinsic value reaches 50% or more above the Russell 1000, if a structural event permanently lowers the company's expected earnings, or if the integrity of accounting is in doubt. The portfolio is rebalanced periodically, or as needed, due to changes in the Russell 1000 or the Fund's other portfolio securities.

The Sub-Advisor's selection process is expected to cause the Fund's portfolio to have some of the following characteristics:

o     Attractive relative value
o     Unrecognized earnings potential
o     Above-average market capitalization
o     Seasoned management
o     Dominant industry position

THE KEY RISKS
--------------------------------------------------------------------------------
The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o     If the stock market as a whole goes down
      o Because large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion
      o If the stock selection model does not accurately identify stocks that are priced at a discount to their true value
      o If the market continually values the stocks in the Fund's portfolio lower than the Sub-Advisor believes they should be valued
      o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find out more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE
--------------------------------------------------------------------------------
The bar chart and table below give some indication of the risks of investing in the Large Cap Core Equity Fund. The bar chart shows changes in the Fund's performance from year to year.

The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods. The Fund's past performance does not necessarily indicate how it will perform in the future.

LARGE CAP CORE EQUITY FUND PERFORMANCE

[CHART OMITTED]

2000  -2.95%
2001 -11.45%
2002 -22.67%
2003  32.00%
2004   5.08%
2005  -3.06%
2006  26.57%

During the periods shown in the bar chart, the highest quarterly return was 18.26% (for the quarter ended 6/30/03) and the lowest quarterly return was -20.30% (for the quarter ended 9/30/02).

The table compares the Fund's average annual total returns to those of the Russell 1000 Index and the Dow Jones Industrial Average. On October 26, 2007, the Fund changed its investment goals and strategies and then changed its benchmark from the Dow Jones Industrial Average to the Russell 1000 Index because the Russell 1000 Index reflects the new goals and strategies. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks. The Indexes reflect no deductions for fees, expenses or taxes; you cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006

                                                                        SINCE
                                                                        FUND
                                     1 YEAR            5 YEARS         STARTED*
--------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND           26.57%             5.65%           2.39%
RUSSELL 1000 INDEX                   15.46%             6.82%           2.97%
DOW JONES INDUSTRIAL AVERAGE         19.03%             6.80%           1.90%

*The Fund began operations on May 1, 1999.

              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.touchstoneinvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.